EXHIBIT 10.15(b)
                           ASSIGNMENT AND ACCEPTANCE

                              Dated April 14, 1994

        Reference is made to the Revolving Credit Agreement dated as of March 11, 1994 (the "CREDIT AGREEMENT"), among Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), the Banks (as defined in the Credit Agreement) named therein, and Texas Commerce Bank National Association, as administrative agent ("the Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

        Texas Commerce Bank National Association (the "ASSIGNOR") and Royal Bank of Canada (the "ASSIGNEE") agree as follows:

        1. The Assignor hereby sells and assigns to the Assignee, without recourse, and the Assignee hereby purchases and assumes from the Assignor, a 33.3333333% interest in and to all the Assignor's rights and obligations under the Credit Agreement as of the Assignment Date (as defined below) (including, without limitation, such percentage interest in the Advances owing to the Assignor outstanding on the Assignment Date together with such percentage interest in all unpaid interest with respect to such Advances and facility fees accrued to the Assignment Date and such percentage interest in the Note held by the Assignor).

        2. The Assignor (i) represents that as of the date hereof, its Commitment (without giving effect to assignments thereof which have not yet become effective) is $30,000,000 and the outstanding balance of its Advances (unreduced by any assignments thereof which have not yet become effective) is $0; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim: (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) requests that the Administrative Agent exchange such Note for a new Note executed by the Borrower and payable to the Assignor in a principal amount equal to $20,000,000 and a new Note executed by the Borrower and payable to the Assignee in a principal amount equal to $10,000,000.

        3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to such Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) agrees that it will keep confidential all information with respect to the Borrower furnished to it by a Borrower or the Assignor (other than information generally available to the public or otherwise available to the Assignor on a nonconfidential basis); and
(vii) confirms that it has delivered a completed Administrative Questionnaire to the Administrative Agent.

        4. The effective date for this Assignment and Acceptance shall be April 21, 1994 (the "ASSIGNMENT DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.

        5. Upon such acceptance and recording, from and after the Assignment Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

        6. Upon such acceptance and recording, from and after the Assignment Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of all principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments for periods prior to the Assignment Date by the Administrative Agent or with respect to the making of this Assignment and Acceptance directly between themselves.

        7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                       Texas Commerce Bank National Association

Commitment: $20,000,000                By:  /S/ JAMES R. McBRIDE
                                       Name:    James R. McBride
                                       Title:   Managing Director

                                       Royal Bank of Canada

Commitment: $10,000,000                By:  /S/ GIL J. BENARD
                                       Name:    Gil J. Benard
                                       Title:   Senior Manager

                                       Telecopy Number:     (718) 522-6292

                                       DOMESTIC LENDING OFFICE:
                                       Royal Bank of Canada New York
                                       Loans Administration
                                       Pierrepont Plaza
                                       300 Cadman Plaza West, 14th Flr.
                                       Brooklyn, New York 10201-2701
                                       Attn:  Linda Swanston

                                       EURODOLLAR LENDING OFFICE:
                                       Royal Bank of Canada New York
                                       Loans Administration
                                       Pierrepont Plaza
                                       300 Cadman Plaza West, 14th Flr.
                                       Brooklyn, New York 10201-2701
                                       Attn:  Linda Swanston

Accepted:

Enron Oil & Gas Company

By:   /S/ WALTER C. WILSON
Name:     Walter C. Wilson
Title:    Senior Vice President and
           Chief Financial Officer

                                PROMISSORY NOTE

U. S. $10,000,000.00            Houston, Texas             April 14, 1994

        FOR VALUE RECEIVED, the undersigned, Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of Royal Bank of Canada (the "Bank") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on or before January 15, 1998 the principal sum of ten million U.S. dollars (U.S. $10,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement of even date herewith among the Borrower, the Bank, certain other lenders parties thereto and Texas Commerce Bank National Association, as Administrative Agent for the Bank and such other lenders; such Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT") owing to the Bank outstanding on the Termination Date; PROVIDED that for the full term of this Promissory Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Promissory Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined in the Credit Agreement).

        The Borrower promises to pay interest on the unpaid principal amount of each Advance owing to the Bank from the date of such Advance until such principal amount is paid in full, at such interest rates, and due at such times, as are specified in the Credit Agreement.

        Both principal and interest are payable in lawful money of the United States of America to Texas Commerce Bank National Association, as Administrative Agent, at 712 Main Street, Houston, Texas, in same day funds. Each Advance owed to the Bank by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank, and prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any one time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance owing to the Bank being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Unless otherwise defined herein, any term used in this Promissory Note and defined in the Credit Agreement shall have the meaning ascribed to it in the Credit Agreement.

        Except only for any notices which are specifically required by the Credit Agreement, the Borrower waives notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment and protest.

        THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
                                        ENRON OIL & GAS COMPANY, a
                                        Delaware corporation


                                        By: /s/ W. C. WILSON
                                                W. C. Wilson
                                        Title:  Senior Vice President &
                                                Chief Financial Officer

                       ADVANCES AND PAYMENTS OF PRINCIPAL

                                                   Amount of
            Amount                  Principal       Unpaid
              of        Type of      Paid or       Principal       Notation
Date       Advance      Advance      Prepaid        Balance        Made By
- ----       -------      -------     ---------      ---------       --------




                                PROMISSORY NOTE


U. S. $20,000,000.00            Houston, Texas              April 14, 1994

        FOR VALUE RECEIVED, the undersigned, Enron Oil & Gas Company, a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of Texas Commerce Bank National Association (the "Bank") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on or before January 15, 1998 the principal sum of twenty million U.S. dollars (U.S. $20,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement of even date herewith among the Borrower, the Bank, certain other lenders parties thereto and Texas Commerce Bank National Association, as Administrative Agent for the Bank and such other lenders; such Credit Agreement, as amended from time to time being herein referred to as the "CREDIT AGREEMENT") owing to the Bank outstanding on the Termination Date; PROVIDED that for the full term of this Promissory Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Promissory Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined in the Credit Agreement).

        The Borrower promises to pay interest on the unpaid principal amount of each Advance owing to the Bank from the date of such Advance until such principal amount is paid in full, at such interest rates, and due at such times, as are specified in the Credit Agreement.

        Both principal and interest are payable in lawful money of the United States of America to Texas Commerce Bank National Association, as Administrative Agent, at 712 Main Street, Houston, Texas, in same day funds. Each Advance owed to the Bank by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank, and prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any one time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance owing to the Bank being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Unless otherwise defined herein, any term used in this Promissory Note and defined in the Credit Agreement shall have the meaning ascribed to it in the Credit Agreement.

        Except only for any notices which are specifically required by the Credit Agreement, the Borrower waives notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment and protest.

        THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                          ENRON OIL & GAS COMPANY, a
                                          Delaware corporation

                                          By: /s/  W. C. WILSON
                                                   W. C. Wilson
                                          Title:  Senior Vice President &
                                                  Chief Financial Officer

                       ADVANCES AND PAYMENTS OF PRINCIPAL

                                                   Amount of
            Amount                  Principal       Unpaid
              of        Type of      Paid or       Principal       Notation
Date       Advance      Advance      Prepaid        Balance        Made By
- ----       -------      -------     ---------      ---------       --------